SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2004
                                ----------------
                Date of Report (Date of earliest event reported)


                               GTDATA CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


     033-05384                                              87-0443026
     ---------                                              ----------
(Commission  File  Number)                               (IRS  Employer
                                                       Identification  No.)


                    17610 Lake Key Dr., Odessa, Florida 33556
                    -----------------------------------------
             (address  of  principal  executive offices)(Zip  Code)


                                (813) 792-7613
                                --------------
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

The Registrant has previously disseminated information regarding discussions with Trace Affect for the potential acquisition of Trace Affect by the Registrant. Due to its inability to complete a due diligence investigation to its satisfaction and for other reasons, the Registrant hereby discloses that it has discontinued its efforts to acquire Trace Affect.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GTDATA  CORPORATION


                                            By: /s/ Robert Genesi
                                            ---------------------------------
                                            Robert  Genesi
Date:  March  29,  2004                     Chief  Executive  Officer